SAL TRUST PREFERRED FUND I

                                  ANNUAL REPORT

                                December 31, 2002

                                Table of Contents

Letter From the Chairman                                                       1

Portfolio Summary                                                              2

Performance of The Fund                                                        2

Portfolio Holdings                                                             3

Independent Auditors' Report                                                   4

Financial Statements                                                           5

Trustees, Officers and Service Providers                                      11

                            Letter From The Chairman

Dear Shareholder,

I am pleased to enclose this Annual report of SAL Trust Preferred Fund I (the "Fund") for the year ended ending December 31, 2002.

The Fund completed its public offering in September 1999 and purchased its existing holdings simultaneously therewith. The Fund owns three trust preferred issues, as more fully described in the footnotes to the financial statements, which pay dividends equal to 9 3/4 %. In addition, the issuers of these securities are required to reimburse the reasonable and customary expenses of the Fund. During the year ended December 31, 2002, the Fund earned $1,934,661 in dividends and interest, incurred $217,308 in expenses, and distributed $1,934,654 to our shareholders. The net asset value of the Fund as of December 31, 2002 was $27.74 per share as reported in the attached financial highlights.

We thank you for your interest in SAL Trust Preferred Fund I. If you have any questions regarding your ownership in this Fund feel free to call me at 205-949-3535 or write to me at SAL Trust Preferred Fund I, 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209.

Sincerely,


/s/ James S. Holbrook, Jr.

James S. Holbrook, Jr.
Chairman

                                Portfolio Summary
                                December 31, 2002

Net Asset Value (NAV) per Share                                         $  27.74

Market Price per Share                                                  $  25.50

Distributions per Share                                                 $ 2.4375
1-1-2002 through 12-31-2002

                             Performance of The Fund

The Fund generated a total return of 12.31% (actual) on NAV and 13.98% (actual) at market price for the period January 1, 2002 through December 31, 2002.

The Fund paid four quarterly dividends of $0.609375 per share providing a dividend yield of 10.03% (annualized) based on market price, and 8.93% (annualized) based on NAV at year-end.

                               Portfolio Holdings
                                December 31, 2002

     Shares                   Description                                Cost
--------------------------------------------------------------------------------

     264,568     Central Community Capital                           $ 6,614,200
                 Statutory Trust 9.75%
                 Preferred Securities

     264,568     FirstBancorp Capital                                  6,614,200
                 Statutory Trust 9.75%
                 Preferred Securities

     264,568     First Southern Bancorp Capital                        6,614,200
                 Statutory Trust 9.75%
                 Preferred Securities
                                                                     -----------
                                Total Portfolio                      $19,842,600
                                                                     ===========

                          Independent Auditors' Report

The Board of Trustees of SAL Trust Preferred Fund I:

We have audited the accompanying statement of net assets of SAL Trust Preferred Fund I (a Delaware business trust) as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of SAL Trust Preferred Fund I's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001, and the financial highlights for 2001, 2000, and 1999 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 13, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the December 31, 2002 financial statements referred to above present fairly, in all material respects, the financial position of SAL Trust Preferred Fund I as of December 31, 2002, and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related December 31, 2002 financial highlights, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


                                  /s/ KPMG LLP

Birmingham, Alabama
February 12, 2003

                           SAL TRUST PREFERRED FUND I

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2002

                                                                                   Fair
                                                                      Shares       Value
                                                                  -------------------------
INVESTMENT SECURITIES:
Central Community Capital Statutory Trust 9.75% Preferred
Securities                                                            264,568   $ 7,339,116
FirstBancorp Capital Statutory Trust 9.75% Preferred Securities       264,568     7,339,116
First Southern Bancorp Capital Statutory Trust 9.75% Preferred
Securities                                                            264,568     7,339,116
                                                                  -------------------------
          Total investments in securities (cost $19,842,600)          793,704    22,017,348

CASH AND EQUIVALENTS                                                                 32,888

DUE FROM BANK HOLDING COMPANIES                                                      78,166

OTHER RECEIVABLES                                                                       130

ACCRUED INTEREST                                                                          4

PREPAID INSURANCE                                                                    47,300

                                                                                -----------
          Total assets                                                           22,175,836

ACCOUNTS PAYABLE                                                                    157,250

                                                                                -----------
NET ASSETS                                                                      $22,018,586
                                                                                ===========

NET ASSET VALUE PER SHARE                                                       $     27.74
                                                                                ===========

The accompanying notes are an integral part of these financial statements.

                           SAL TRUST PREFERRED FUND I

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends                                                           $1,934,654
  Interest                                                                     7
                                                                      ----------
          Total investment income                                      1,934,661
                                                                      ----------

EXPENSES:
  Insurance                                                               48,618
  Professional services                                                   64,018
  Board of Trustees fees                                                  24,000
  Investment advisor fees                                                 27,187
  Exchange membership fees                                                15,000
  Custodian fees                                                          21,750
  Transfer agent fees                                                      5,794
  Other                                                                   10,941
                                                                      ----------
          Total expenses                                                 217,308

  Less:
      Reimbursable expenses from Bank Holding Companies                  217,308
                                                                      ----------
         Net expenses                                                          0

INVESTMENT INCOME--NET                                                 1,934,661

UNREALIZED GAIN ON INVESTMENTS                                           730,207
                                                                      ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $2,664,868
                                                                      ==========

The accompanying notes are an integral part of these financial statements.

                           SAL TRUST PREFERRED FUND I

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                    2002            2001
                                                                    ----            ----
INCREASE IN NET ASSETS FROM OPERATIONS:
  Investment income, net                                        $  1,934,661      1,934,761
  Change in unrealized gain on investments                           730,207      2,523,977
                                                                ------------    -----------
         Net increase in net assets resulting from operations      2,664,868      4,458,738

DISTRIBUTION TO SHAREHOLDERS FROM:
  Investment income                                               (1,934,654)    (1,934,653)

                                                                ------------    -----------
          Total increase                                             730,214      2,524,085

NET ASSETS AT BEGINNING OF PERIOD                                 21,288,372     18,764,287
                                                                ------------    -----------
NET ASSETS AT END OF PERIOD                                     $ 22,018,586     21,288,372
                                                                ============    ===========

The accompanying notes are an integral part of these financial statements.

                           SAL TRUST PREFERRED FUND I

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

1.    ORGANIZATION AND RISK FACTORS

      SAL Trust Preferred Fund I (the "Fund") was formed as a Delaware business trust under an Agreement and Declaration of Trust dated July 24, 1999 and registered as a closed-end, non-diversified management investment company. The Fund has invested substantially all of its assets in 9.75% cumulative trust preferred securities (the "Preferred Securities") issued in approximately equal amounts by three statutory trusts (the "Bank Trusts"), controlled respectively, by three bank holding companies (Orion Bancorp, Inc., fka, FirstBancorp, Inc.--Naples, Florida; First Southern Bancorp, Inc.--Boca Raton, Florida; and Central Community Corporation--Temple, Texas), (the "Bank Holding Companies"). The assets of each statutory trust consist solely of subordinated debentures and payments thereunder. The Bank Holding Companies' limited geographic market area, and the nature of the commercial banking industry itself, creates concentration risk. Certain economic developments in either the industry or the Bank Holding Companies' market areas could adversely affect the underlying securities.

      Each Bank Holding Company has made, through a preferred securities guarantee, a limited and subordinated guarantee (the "Guarantee") of the Preferred Securities issued by its respective Bank Trust in which the Fund invested. Each Bank Holding Company guarantees under its respective Guarantee (i) the payment of the Preferred Securities' distributions issued by its respective Bank Trust; and (ii) the full payment of principal upon liquidation or redemption of the Preferred Securities issued by its respective Bank Trust, in each case, to the extent the Bank Trust has legally available funds on hand at such time. Each Guarantee is also subordinated and junior in right of payment to the senior debt, as defined, of each Bank Holding Company (such senior obligations constitute substantially all of the debt and other obligations of each Bank Holding Company). Accordingly, in the event of a default under its Guarantee, no Bank Holding Company will be required to make payment under its Guarantee to the Fund unless its senior obligations are paid first, and then only to the extent of the amount of funds held by the Bank Trust for payments to the Fund, if any.

      While the Fund's investment objective is to seek a high level of current income for long-term investors, there can be no assurance that the Fund will attain its investment objective.

2.    SUMMARY OF ACCOUNTING POLICIES

      Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

      Basis of Presentation

      The Fund maintains its records and presents its financial statements on the accrual basis.

      Cash and equivalents

      The Fund classifies as cash equivalents all highly liquid securities with a maturity of three months or less at the time of purchase.

      Security Valuation

      The valuation of the Preferred Securities held by the Fund is performed by Sterne Agee Asset Management ("SAAM"), the investment manager of the Fund, pursuant to a "fair-value pricing" method or technique. This method is consistent with Section 2(a)(41) of the 1940 Act and Rule 2a-4 under the 1940 Act, when the investment manager of the fund determines in good faith that market quotations for the Preferred Securities held by the Fund are not readily available.

      The fair-value pricing method used to determine the pricing of the Preferred Securities is based on what SAAM believes, in good faith, to be the most accurate and most relevant information available, including, but not limited to:

            a.    the existence of restrictions upon the sale of the securities;

            b. changes in the financial condition and prospects of the issuers of the securities;

            c. any premium or discount at which the shares of the fund are trading;

            d. the public trading values of comparable debt securities of comparable companies and the current yield to call on comparable securities;

            e. the extent of public trading in similar securities of comparable issuers; and

            f.    any other relevant matters.

      On a quarterly basis, the Trustees monitor the actions of SAAM in valuing the Preferred Securities to ensure that SAAM's actions are consistent with the Fund's written valuation guidelines. This monitoring by the Trustees includes a review of the specific investment valuations, and also requires, in part, the quarterly written representation by an officer of the Fund that as of the end of the previous quarter (a) these valuation guidelines have been adhered to by the investment manager and (b) accordingly, the Preferred Securities of the Fund have been properly, accurately, and timely valued; these quarterly representations are made by an officer of the Fund in a quarterly compliance report to the Trustees.

      Due From Bank Holding Companies

      At December 31, 2002, due from Bank Holding Companies includes operating expenses incurred by the Fund but not yet reimbursed by the Bank Holding Companies.

      Federal Income Taxes

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to grantor trusts and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Other

      The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

      Reimbursed Expenses

      The Bank Holding Companies will reimburse, on a pro rata basis, all of the Fund's annual operating expenses, up to an aggregate maximum of $185,000 per annum, on a cash basis, starting on the commencement date of the Fund, which amount will increase annually in accordance with increases in the Consumer Price Index ("CPI"). Any expenses in excess of $185,000, as adjusted by the CPI, will be paid by the Fund. Each Bank Holding Company's obligation to pay such expenses continues so long as the Preferred Securities are held by the Fund. The adjusted aggregate maximum cash reimbursement considering increases in the CPI is $199,434 at December 31, 2002.

3.    RESTRICTED SECURITIES

      The Preferred Securities and Guarantees are not registered with the Securities and Exchange Commission ("SEC"). The Preferred Securities were issued in various private transactions, which are exempt from registration under the various securities acts administered by the SEC. The Fund purchased each of the Preferred Securities and the Guarantees from the Bank Trusts and the Bank Holding Companies, respectively, in three separate private transactions pursuant to three separate Trust Preferred Purchase Agreements. No public market is expected to ever develop for shares of the Fund.

4.    DISTRIBUTIONS TO SHAREHOLDERS

      The Fund distributed $1,934,654 of investment income earned during the year ended December 31, 2002 to shareholders. The dividends were paid in equal quarterly installments on April 1, 2002, July 1, 2002, September 30, 2002, and December 31, 2002 to shareholders of record at March 15, 2002, June 21, 2002, September 26, 2002, and December 20, 2002, respectively.

5.    INVESTMENT TRANSACTIONS

      There were no purchases of investment securities representing investments in the Preferred Securities of the Bank Trusts for the year ended December 31, 2002. As of December 31, 2002, unrealized appreciation on investments amounted to $2,174,749. There was no accumulated undistributed net realized gain or loss on investment transactions at December 31, 2002.

6.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund's investment manager, SAAM, receives an annual fee, payable on a quarterly basis, in a maximum amount equal to .10% of the Fund's average quarterly net asset value. The Trust Company of Sterne, Agee & Leach, Inc. ("Trust") performs the Fund's custodian and portfolio accounting services and serves as the Fund's dividend paying agent. In return for these services, the Fund pays Trust an annual fee, payable on a quarterly basis, amounting to .08% of the Fund's quarterly net asset value. For the year ended December 31, 2002, management fees and custodian fees aggregated $ 27,187 and $21,750, respectively. Certain trustees of the Fund are also directors of SAAM and Trust.

                           SAL TRUST PREFERRED FUND I

                              FINANCIAL HIGHLIGHTS

              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, 2000 AND

                     FOR THE PERIOD FROM SEPTEMBER 30, 1999

                           (COMMENCENT OF OPERATIONS)

                              TO DECEMBER 31, 1999

                                                   2002          2001       2000      1999
                                                   ----          ----       ----      ----
Net asset value, beginning of period              $26.82        23.64      25.00      25.00
Increase from investment operations:
  Investment income                                 2.44         2.44       2.44       0.61
  Unrealized gain (loss) on investments             0.92         3.18      (1.36)         0
                                                  ------       ------     ------     ------
    Net increase from investment operations         3.36         5.62       1.08       0.61

Distributions to shareholders from
  investment income                                (2.44)       (2.44)     (2.44)      (.61)
  Net increase (decrease) in net asset value        0.92         3.18      (1.36)         0
                                                  ------       ------     ------     ------
  Net asset value, end of period                  $27.74        26.82      23.64      25.00

Fair value per share, end of period               $25.50        23.02      18.00      24.75
Total return on net assets                         12.31%       23.77       4.32       2.44
Ratio of net expenses to average net assets         0.00%        0.00       0.00       0.00
Ratio of net investment income to average
   net assets                                       8.93%        9.66      10.02       2.46
Portfolio turnover rate                             0.00%        0.00       0.00       0.00
Ratio, assuming no reduction for
   reimbursed expenses:
  Total expenses to average net assets              1.00%         .90       1.11        .14

  Net investment income to average net
   assets                                           7.93%        8.76       8.92       2.32

The accompanying notes to the financial statements are an integral part of this schedule.

                    Trustees, Officers and Service Providers

Trustees and Officers

     James S. Holbrook, Jr.     Chairman of the Board of Trustees and President
     James A. Taylor, Sr.       Trustee
     Robert M. Couch            Trustee
     F. Eugene Woodham          Treasurer and Secretary

Investment Advisor

     Sterne Agee Asset Management, Inc.

Custodian

     The Trust Company of Sterne, Agee & Leach, Inc.

Independent Public Accountants

     KPMG LLP

Legal Counsel

     Haskell Slaughter Young & Rediker, L.L.C.

Transfer Agent

     Continental Stock Transfer & Trust Company

                           SAL TRUST PREFERRED FUND I

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of SAL Trust Preferred Fund I (the "Company") certifies that the report on Form N-SAR and Form N-30D of the Company for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form N-SAR and Form N-30D fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 25, 2003                           /s/ James S. Holbrook, Jr.
                                              ----------------------------------
                                                     James S. Holbrook, Jr.
                                                            President


Dated: February 25, 2003                              /s/ F. Eugene Woodham
                                              ----------------------------------
                                                        F. Eugene Woodham
                                                            Treasurer

      This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.